Exhibit 10.51

Title:	Assignment, Assumption and Modification Agreement

Date:	December 1, 2006

Grantor:	CHASE PARK PLAZA HOTEL, LLC and
THE PRIVATE RESIDENCES, LLC

Grantor’s Mailing Address:	c/o Chase Park Plaza
212 North Kingshighway Blvd.
St. Louis, Missouri 63108
Attention: Mr. James L. Smith

Grantee:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Grantee’s Mailing Address:	c/o Babson Capital Management LLC
1500 Main Street, Suite 2100
Springfield, Massachusetts 01115
Attention: Managing Director, Real Estate Finance Group

Legal Description:	See Exhibit A-1 attached hereto

Reference Book and Page:	Book 08012005, Page 108

Document prepared by and
after recording return to:

Alison M. Mitchell, Esq.
DLA Piper US LLP
203 N. LaSalle St.
Chicago, IL 60601

ASSIGNMENT, ASSUMPTION AND MODIFICATION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND MODIFICATION AGREEMENT (this “Agreement”) is entered into as of the 1st day of December, 2006 among CHASE PARK PLAZA HOTEL, LLC, a Delaware limited liability company (“Chase Hotel”), THE PRIVATE RESIDENCES, LLC, a Delaware limited liability company (“Private Residences”; together with Chase Hotel, “Borrower”), KINGSDELL L.P., a Delaware limited partnership (“Original Borrower”) and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Lender”).

R E C I T A L S:

A.            Original Borrower is the owner of the real estate commonly referred to as 212-232 N. Kingshighway, St. Louis, Missouri and legally described in Exhibit A-1 attached hereto and incorporated herein by this reference and other property located thereon or related thereto (collectively, the “Mortgaged Property”).

B.            Lender heretofore made a loan (the “Loan”) to Original Borrower in the original principal amount of Sixty Million Dollars ($60,000,000).  The Loan is evidenced by that certain Promissory Note dated July 28, 2005 (the “Note” or “Note A”) in the principal amount of $55,000,000 and that certain Promissory Note dated July 28, 2005 (“Note B”) in the principal amount of up to $5,000,000, and is secured and governed by the instruments listed in Exhibit B attached hereto and incorporated herein by this reference (the Note, the documents listed in Exhibit B attached hereto, and all other documents that evidence and secure the Loan excluding Note B, the Additional Advance Agreement (as defined in Exhibit B) the Debt Service Paydown Amount Guaranty (as defined in Exhibit B), the Subordination and Intercreditor Agreement (as defined in Exhibit B) and the Terrorism Insurance Side Letter (as defined in Exhibit B) are referred to herein as the “Loan Documents”).

C.            Lender is currently the holder of, among other things, Note A and Note B.

D.            On even date with this Agreement, Original Borrower, in accordance with Section 2.17(B) of the Mortgage (as defined in Exhibit B), shall convey the portion of the Mortgaged Property descried on Exhibit A-2 attached hereto to Chase Hotel and the portion of the Mortgaged Property described on Exhibit A-3 attached hereto to Private Residences.

E.             Lender has agreed to consent to such conveyance of the Mortgaged Property, subject to the lien and security interests created and granted under the Mortgage and other Loan Documents, upon and subject to the terms, provisions and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Assignment.  Original Borrower hereby assigns, transfers and conveys to Borrower all of its right, title and interest in and to the Note, Mortgage and other Loan Documents.

2.             Assumption and Release.  Borrower hereby accepts said assignment and assumes and agrees to be bound by and be liable jointly and severally for all obligations, covenants, agreements and liabilities of “Borrower” arising on or after the date hereof under the Note, Mortgage and the other Loan Documents, with the same force and effect as if Borrower were the original signatory to the Note, Mortgage, and the other Loan Documents.  The foregoing assumption shall release Original Borrower from its obligations and liabilities under Note A, Note B, the Mortgage and the other Loan Documents with respect to any events or occurrences arising after the date of this Agreement but shall not release Original Borrower from its obligations and liabilities under Note A, Note B, the Mortgage and the other Loan Documents with respect to any events or occurrences arising on or prior to the date of this Agreement.  The foregoing assumption shall also release, and Lender hereby so releases, Dana Credit Corporation, a Delaware corporation (“Original Guarantor”) from its obligations and liabilities under the Recourse Guaranty (as defined on Exhibit B) and the Environmental Indemnity (as defined on Exhibit B) with respect to any events or occurrences arising after the date of this Agreement but shall not release Original Guarantor from its obligations and liabilities under the Recourse Guaranty and the Environmental Indemnity with respect to any events or occurrences arising on or prior to the date of this Agreement.

3.             Consent.  Lender hereby consents to the assignment by Original Borrower referenced in Paragraph 1 above and the assumption by Borrower referenced in Paragraph 2 above.

4.             Termination of Note B and Additional Advance Agreement.  Under the Additional Advance Agreement, Lender agreed to advance to Original Borrower, subsequent to the date of Note B, up to $5,000,000 under Note B, subject to and in accordance with the terms and conditions of the Additional Advance Agreement.  As of the date hereof, no amounts have been advanced pursuant to the Additional Advance Agreement, and no amounts are outstanding or due under Note B.    In connection with the assignment by Original Borrower referenced in Paragraph 1 above and the assumption by Borrower referenced in Paragraph 2 above, Note B and the Additional Advance Agreement are hereby deemed cancelled, terminated, void and of no further force or effect.  From and after the date hereof, all references in this Agreement and in the Loan Documents to “Note” shall mean only Note A.  From and after the date hereof, any reference to Note B and the Additional Advance Agreement in the Loan Documents shall be deemed deleted.

5.             Termination of Certain Other Documents.  As of the date of this Agreement, the Debt Service Paydown Amount Guaranty, the Subordination and Intercreditor Agreement and the Terrorism Insurance Side Letter are hereby deemed cancelled, terminated, void and of no further force or effect.  Any reference to the Debt Service Paydown Amount Guaranty, the Subordination and Intercreditor Agreement and the Terrorism Insurance Side Letter in the Loan Documents shall be deemed deleted.

6.             Mortgage.  In addition to all other modifications referred to herein, the Mortgage is hereby modified as of the date of this Agreement as follows:

(a)                                  The definition of “Principals” set forth in Article I of the Mortgage is deleted and the following is inserted in its place:

““Principals” means all general partners, controlling members, managing members, managing agents and/or controlling stockholders of Borrower and Behringer Harvard Opportunity REIT I, Inc. and its successors and assigns.”

(b)                                 Sections 2.17(B), 2.17(C), 2.17(D), 2.29, 2.31 and 2.33 of the Mortgage are deleted.

(c)                                  The following sentence is deleted from Section 2.17(A) of the Mortgage:

“Additionally, without limiting the generality of the foregoing, until the Loan has been pain in full, Dana Credit shall remain a wholly-owned subsidiary of Dana Corporation.”

(d)                                 Section 2.16(c) of the Mortgage is deleted and the following is inserted in its place:

“(c)         An annual balance sheet and profit and loss statement of Borrower, the Principals, and Behringer Harvard Opportunity REIT I, Inc., in a form approved by Lender, prepared and certified by Borrower, the Principals, or Behringer Harvard Opportunity REIT I, Inc., as to the applicable statement.  All statements shall be delivered to Lender within 105 days after the close of each Fiscal Year of Borrower, Principal, or Behringer Harvard Opportunity REIT I, Inc., as the case may be; provided, however, if audited statements of the aforesaid are available, then Borrower shall deliver same to Lender promptly upon receipt thereof;”

(e)                                  Section 2.16(e) of the Mortgage is deleted and the following is inserted in its place:

“(e)         An annual statement from Borrower and Behringer Harvard Opportunity REIT I, Inc., in a form approved by Lender, certifying: (i) the name of those Persons with a direct ownership interest in Borrower; and (ii) that neither Borrower nor those Persons with a direct ownership interest in Borrower have obtained any financing prohibited by this Deed of Trust and the other Loan Documents, signed and dated by Borrower and said Persons with a direct ownership interest in Borrower, within 105 days after the close of each Fiscal Year of Borrower and from time to time as Lender may reasonably request;”

(f)                                    The fourth (4th) sentence of Section 2.23 of the Mortgage is deleted and the following is inserted in its place:

“As of the date hereof, Lender approves CWE Hospitality Services LLC as manager of the Mortgaged Property (as to both the Hotel Security and the Apartment Security), reserving the right, however, to revoke such approval for good cause only.”

(g)                                 Section 2.26(b) of the Mortgage is deleted and the following is inserted in its place:

“(b)         At any time during the term of the Loan if Borrower is a limited partnership, then any general partner of Borrower must also be a special purpose entity and comply with the provisions of this Section 2.26.  Moreover, at any time during the term of the Loan if Borrower is a limited liability company, then any managing member of Borrower must also be a special purpose entity and comply with the provisions of this Section 2.26.”

(h)                                 Section 4.01(x) of the Mortgage is deleted and the following is inserted in its place:

“(x)          If either Person comprising Borrower files, claims or institutes a proceeding or other action for partition (or any other kind of division) of, or otherwise transfers its interest in, the Mortgaged Property (or part thereof).”

7.             Note.  In addition to all other modifications referred to herein, the Note is hereby modified as of the date of this Agreement by adding to Section 10(c) as follows:

“(xi)         If either Person comprising Borrower files, claims or institutes a proceeding or other action for partition (or any other kind of division) of, or otherwise transfers its interest in, the Mortgaged Property (or part thereof) – full recourse liability for the entire Indebtedness under the Loan.”

8.             Additional Modifications to All Loan Documents.  From and after the date of this Agreement:

(a)                                  All references in the Note, the Mortgage and the other Loan Documents to Original Borrower shall be deemed to refer to Borrower.

(b)                                 All references in any of the Loan Documents to “Loan Documents” shall be deemed to include, in addition to the Loan Documents (as hereinbefore defined), this Agreement and the documents listed on Exhibit C attached hereto (the “New Loan Documents”).

(c)                                  Any reference in the Loan Documents to the Federal Tax Identification Number or “FEIN” of Borrower shall mean and refer to the Federal Employer Identification Numbers of Chase Hotel and Private Residences, which respectively are:  20-5901759 and 20-5901834.

(d)                                 Any reference in the Loan Documents to the Organizational Number of Borrower shall mean and refer to the Organizational Numbers of Chase Hotel and Private Residences, which respectively are:  4253489 and 4253490.

(e)                                  All notices to Borrower under the Loan Documents shall be directed as follows:

Chase Park Plaza Hotel, LLC and The Private Residences, LLC

c/o Chase Park Plaza

212 North Kingshighway Blvd.

St. Louis, Missouri  63108

Attention:  Mr. James L. Smith

Facsimile:  (314) 633-3233

With a copy to:

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Legal Officer

Facsimile:  (214) 655-1610

(f)                                    All notices to Guarantor or Indemnitor under the Loan Documents shall be directed as follows:

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Financial Officer

Facsimile:  (214) 655-1610

With a copy to:

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Legal Officer

Facsimile:  (214) 655-1610

9.             Confirmation of Debt.  On November 1, 2006, the Original Borrower made a monthly interest payment in the amount of $238,333.33.  The next monthly payment that is due under the Note is in the amount of $238,333.33, which is due and payable on December 1, 2006.  The outstanding principal balance of the Note is $55,000,000.

10.           Borrower’s Representations.  Borrower represents and warrants to Lender as follows:

(a)                                  Borrower has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Upon execution and delivery of this Agreement, this Agreement will be valid, binding and enforceable upon Borrower in accordance with its terms.  Execution and delivery of this Agreement do not and will not contravene, conflict with, violate or constitute a default under (i) the operating agreement creating and governing Borrower or (ii) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower is a party or is bound or which is binding upon or applicable to the Mortgaged Property or any portion thereof.

(b)                                 There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, examinations, claims or demands pending, or to Borrower’s knowledge, threatened, affecting Borrower or the Mortgaged Property.

(c)                                  To the best of Borrower’s knowledge, no Event of Default (as defined in the Mortgage) or event or circumstance which with the giving of notice, the passage of time, or both would constitute a default exists under the Note, Mortgage or any of the other Loan Documents, all as amended by this Agreement and Borrower hereby acknowledges that as of the date of this Agreement, Borrower has no defenses, claims or set-offs to the enforcement by Lender of the obligations and liabilities of Borrower or Original Borrower under the Note, Mortgage and the other Loan Documents, all as amended by this Agreement.

(d)                                 To the best of Borrower’s knowledge, there is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, examinations, claims or demands pending, or to any Borrower’s knowledge, threatened, affecting Borrower or the Mortgaged Property, which would prevent Borrower from complying with or performing its obligations under the Note, the Mortgage or any of the other Loan Documents, as the same are being modified by this Agreement, within the time limits set forth therein for such compliance or performance, and no basis for any such matter exists.

(e)                                  Borrower is solvent and able to pay its debts as such debts become due, and has capital sufficient to carry on its present business transactions.  The value of the Borrower’s property, at a fair valuation, is greater than the sum of its debts.

(f)                                    Borrower is not bankrupt or insolvent, nor has Borrower made an assignment for the benefit of its creditors, nor has there been a trustee or receiver appointed for Borrower, nor has there been any bankruptcy, reorganization or insolvency proceeding instituted by or against Borrower, nor will Borrower be rendered insolvent by its execution, delivery or performance of this Agreement, the Note, Mortgage or any of the other Loan Documents, all as amended by this Agreement.

(g)                                 The most recent financial statements for Borrower and the Mortgaged Property provided to Lender fairly and accurately present the financial condition of such entity and, to the extent applicable, the results of operations for the applicable periods covered thereby.

(h)                                 Each representation and warranty made by the Original Borrower in favor of Lender pursuant to the Note, Mortgage and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms, except those representations and warranties which were specific to the Original Borrower and are not applicable to Borrower.

11.           Original Borrower’s Representations.  The Original Borrower represents and warrants to Lender as follows:

(a)                                  The Original Borrower has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Upon execution and delivery of this Agreement, this Agreement will be valid, binding and enforceable upon Original Borrower in accordance with its terms.  Execution and delivery of this Agreement do not and will not contravene, conflict with, violate or constitute a default under (i) the partnership agreements creating and governing Original Borrower or (ii) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Original Borrower is a party or is bound or which is binding upon or applicable to the Mortgaged Property or any portion thereof.

(b)                                 There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, examinations, claims or demands pending, or to Original Borrower’s knowledge, threatened, affecting Original Borrower or the Mortgaged Property.

(c)                                  No Event of Default or event or circumstance which with the giving of notice, the passage of time, or both would constitute an Event of Default exists under the Note, Mortgage or any of the other Loan Documents, all as amended by this Agreement and Original Borrower hereby acknowledges that as of the date of this Agreement, Original Borrower has no defenses, claims or set-offs to the enforcement by Lender of the obligations and liabilities of Borrower or Original Borrower under the Note, Mortgage and the other Loan Documents, all as amended by this Agreement.

12.           Lender’s Representation.  Lender hereby represents to Borrower that:  (a) Lender is the holder of the Note, the Mortgage and the other Loan Documents; (b) prior to the execution hereof, the Loan Documents were the only documents evidencing, securing or directly related to the Loan; (c) the maturity of the Note has not been accelerated and to Lender’s knowledge, no Event of Default (as defined in the Mortgage) currently exists, nor, to Lender’s knowledge does any circumstance currently exist to which, with the giving of notice or the passage of time, or both, would constitute an Event of Default; (d) there is no indebtedness owing to Lender or any related parties that is secured by the Mortgage other than the indebtedness secured by the Note; and (e) Lender currently holds the following escrows in connection with the Loan:  (i) a tax escrow in the amount of $1,100,006.36 and (ii) furnitures, fixtures and equipment escrow in the amount of $151,785.58.  Notwithstanding anything contained herein to the contrary, Lender has been advised that neither Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (“Behringer”) nor Behringer Harvard Opportunity OP I LP, a Texas limited partnership (“BH Opportunity”) is a special purpose entity, and Lender hereby confirms that the Loan Documents do not require that either Behringer or BH Opportunity be a special purpose entity.  Further, Lender agrees that, subject to compliance with Section 2.25 of the Mortgage, the transfer of shares of Behringer shall be permitted under the Loan Documents and shall not constitute an Event of Default.

13.           New Loan Documents.  The obligation of Lender to enter into this Agreement shall be subject to Original Borrower and/or Borrower having delivered or causing to be delivered on or prior to the date of this Agreement the New Loan Documents in form and substance acceptable to Lender.

14.           Title Endorsement.  The obligation of Lender to enter into this Agreement shall be (among other conditions) subject to Original Borrower and/or Borrower having delivered or causing to be delivered on or prior to the date of this Agreement an endorsement (the “Title Endorsement”) to Lender’s policy of title insurance insuring the lien of the Mortgage (the “Title Policy”), covering the date of the recording of this Agreement, evidencing Borrower as the party in title to the Mortgaged Property and providing that there are no exceptions to title other than those exceptions to title set forth in the Title Policy and the lien of real estate taxes not yet due or payable

15.           Release.  Borrower, Original Borrower and Original Guarantor (collectively “Obligors”), on behalf of themselves and all of their heirs, successors and assigns, hereby remise, release, acquit, waive, satisfy and forever discharge Lender and all of its past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, subsidiaries, affiliates, successors and assigns (collectively, the “Lender Parties”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands and causes of action of any nature whatsoever (“Claims”), whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which any Obligor now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to (a) the Loan, including, but not limited to, the administration or funding thereof, (b) the Loan Documents, or the indebtedness evidenced and secured thereby, or (c) the Mortgaged Property.  Obligors, on behalf of themselves and all of their heirs, successors and assigns, hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind of nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action; provided that nothing in the foregoing shall release any of the Lender Parties from any Claims of Borrower first arising after the date of this Agreement.

16.           Expenses.  Original Borrower and/or Borrower agree to pay (jointly and severally) all expenses, charges, costs and fees, including without limitation, attorneys’ fees, incurred by Lender in connection with the negotiation and documentation of the agreements contained in this Agreement, together with all expenses, charges, costs and fees relating to the delivery and issuance to Lender of the New Loan Documents and the Title Endorsement (collectively, the “Additional Loan Expenses”).  The Additional Loan Expenses shall be paid promptly upon demand from Lender to Original Borrower or Borrower.

17.           Miscellaneous.

(a)                                  If one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(b)                                 This Agreement shall be binding on and enforceable against each Obligor and their respective heirs, legatees, legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns.

(c)                                  The Note, the Mortgage and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and except as expressly provided herein unmodified.

(d)                                 This Agreement shall be governed in accordance with the laws of the State of Missouri without regard to its conflict of laws principles.

(e)                                  If there is a default in any provision of this Agreement by Borrower then Lender shall be entitled to all rights and remedies provided under the other Loan Documents.

(f)                                    Borrower, Original Borrower and Lender each acknowledge that there are no other agreements or representations, either oral or written, express or implied, not embodied in this Agreement, the Note B, the Additional Advance Agreement, the Subordination and Intercreditor Agreement, the New Loan Documents or the other Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Original Borrower and Lender.

(g)                                 Except as provided herein, this Agreement shall be binding upon and shall inure to the benefit of Borrower, Original Borrower and Lender, and their respective successors, permitted assigns, grantees, heirs, executors, personal representatives, and administrators.

(h)                                 All of the Mortgaged Property shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage and the other Loan Documents, as herein modified, and except as specifically set forth herein, nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of the Mortgage, as herein modified, or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.

(i)                                     Borrower acknowledges that it has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, that the terms and provisions contained herein are clearly understood by Borrower and have been fully and unconditionally consented to by Borrower, and that Borrower and Lender have had full benefit and advice of counsel of their own selection, or the opportunity to obtain the benefit and advice of counsel of their own selection, in regard to understanding the terms, meaning and effect of this Agreement, and that this Agreement has been entered into by Borrower and Lender, freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, Borrower and Lender are relying on no other representations either written or oral, express or implied, made to Borrower, Lender or its partners, members or officers, by any other party hereto, and that the consideration received by Borrower and Lender hereunder has been actual and adequate.

(j)                                     Original Borrower acknowledges that it has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, that the terms and provisions contained herein are clearly understood by

Original Borrower and has been fully and unconditionally consented to by Original Borrower, and that Original Borrower and Lender have had full benefit and advice of counsel of their own selection, or the opportunity to obtain the benefit and advice of counsel of their own selection, in regard to understanding the terms, meaning and effect of this Agreement, and that this Agreement has been entered into by Original Borrower and Lender, freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, Original Borrower and Lender are relying on no other representations either written or oral, express or implied, made to Original Borrower, Lender or its partners or officers, by any other party hereto, and that the consideration received by Original Borrower and Lender hereunder has been actual and adequate.

(k)                                  This Agreement may be executed in several counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement.

(l)                                     The obligations of Chase Hotel and Private Residences under this Agreement, the New Loan Documents and the other Loan Documents shall be joint and several for all purposes.

[Signature Page to Assignment, Assumption and Modification Agreement]

IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.

BORROWER:

CHASE PARK PLAZA HOTEL, LLC, a Delaware limited liability company

By:	Kingsdell L.P., a Delaware limited partnership, its Authorized Member

	By:	IFC, Inc., a Missouri corporation, its General Partner

		By:	/s/ James L. Smith
Name: James L. Smith
Its: President

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[Signature Page to Assignment, Assumption and Modification Agreement]

THE PRIVATE RESIDENCES, LLC, a Delaware limited liability company

By:	Kingsdell L.P., a Delaware limited partnership, its Authorized Member

	By:	IFC, Inc., a Missouri corporation, its General Partner

		By:	/s/ James L. Smith
Name: James L. Smith
Its: President

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[Signature Page to Assignment, Assumption and Modification Agreement]

ORIGINAL BORROWER:

KINGSDELL L.P., a Delaware limited partnership

By:	IFC, Inc., a Missouri corporation, its General Partner

	By:	/s/ James L. Smith
Printed Name: James L. Smith
Title: President

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[Signature Page to Assignment, Assumption and Modification Agreement]

LENDER:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:	Babson Capital Management LLC
Its: Authorized Agent

	By:	/s/ Thomas Zatko
	Printed Name:	Thomas Zatko
	Title:	Managing Director

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[Signature Page to Assignment, Assumption and Modification Agreement]

Original Guarantor executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Section 15 hereof.

ORIGINAL GUARANTOR:

DANA CREDIT CORPORATION, a Delaware corporation

By:	/s/ Joseph A. Beham
Name:	Joseph A. Beham
Its:	President

[Notary Page to Assignment, Assumption and Modification Agreement]

STATE OF MISSOURI	)
) SS.
COUNTY OF ST. LOUIS	)

I, Kristin M. Gounis, a Notary Public in and for said County, in the State aforesaid, do hereby certify that James L. Smith, the President of IFC, Inc., a Missouri corporation, the General Partner of KINGSDELL L.P., a Delaware limited partnership, an Authorized Member of CHASE PARK PLAZA HOTEL, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Authorized Member, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 5th day of December, 2006.

	KRISTIN M. GOUNIS	/s/ Kristin M. Gounis
	Notary Public, State of Missouri	Notary Public
(SEAL)	St. Charles County
Commission # 03386987
My Commission Expires August 03, 2007

[Notary Page to Assignment, Assumption and Modification Agreement]

STATE OF MISSOURI	)
) SS.
COUNTY OF ST. LOUIS	)

I, Kristin M. Gounis, a Notary Public in and for said County, in the State aforesaid, do hereby certify that James L. Smith, the President of IFC, Inc., the General Partner of KINGSDELL L.P., a Delaware limited partnership, an Authorized Member of THE PRIVATE RESIDENCES, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Authorized Member, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 5th day of December, 2006.

	KRISTIN M. GOUNIS	/s/ Kristin M. Gounis
	Notary Public, State of Missouri	Notary Public
(SEAL)	St. Charles County
Commission # 03386987
My Commission Expires August 03, 2007

[Notary Page to Assignment, Assumption and Modification Agreement]

STATE OF MISSOURI	)
) SS.
COUNTY OF ST. LOUIS	)

I, Kristin M. Gounis, a Notary Public in and for said County, in the State aforesaid, do hereby certify that James L. Smith, the President of IFC, Inc., a Missouri corporation, the General Partner of KINGSDELL L.P., a Delaware limited partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President at such General Partner, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 5th day of December, 2006.

	KRISTIN M. GOUNIS	/s/ Kristin M. Gounis
	Notary Public, State of Missouri	Notary Public
(SEAL)	St. Charles County
Commission # 03386987
My Commission Expires August 03, 2007

[Notary Page to Assignment, Assumption and Modification Agreement]

STATE OF MASSACHUSETTS	)
) SS.
COUNTY OF HAMPDEN	)

I, Lori Bryskiewicz, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Thomas Zatko, the Managing Director of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                           , appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 6th day of December, 2006.

/s/ Lori Bryskiewicz
Notary Public
Lori Bryskiewicz
My Commission Expires 2/23/2012

(SEAL)

[Notary Page to Assignment, Assumption and Modification Agreement]

STATE OF OHIO	)
) SS.
COUNTY OF LUCAS	)

I, Brenda K. Howard, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Joseph A. Beham, the President of DANA CREDIT CORPORATION, a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 5th day of December, 2006.

/s/ Brenda K. Howard
Notary Public

BRENDA K. HOWARD
Notary Public, State of Ohio

Commission Expires 2/10/07

(SEAL)